UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2010

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On February 19, 2010, Newfield Exploration Company (the “Company”) announced that it had accepted for purchase and payment approximately $143 million of the $175 million aggregate principal amount of its 7⅝% Senior Notes due 2011 (the “2011 Notes”) representing approximately 82% of the outstanding aggregate principal amount of the 2011 Notes, that were validly tendered (and not validly withdrawn) prior to the expiration date of the tender offer at 11:59 p.m., New York City time, on February 18, 2010, pursuant to its previously announced tender offer and consent solicitation, which commenced on January 20, 2010.
     On February 19, 2010, the Company entered into the first supplemental indenture with U.S. Bank National Association (as successor to Wachovia Bank, National Association, formerly First Union Bank) as trustee (the “First Supplemental Indenture”) to the indenture and officers’ certificate governing the Company’s 2011 Notes (collectively, the “Indenture”) following the receipt of the requisite consents of the holders of the 2011 Notes. The First Supplemental Indenture became operative upon notification to the trustee of the purchase by the Company of a majority of the outstanding 2011 Notes pursuant to its tender offer and consent solicitation. The amendments to the Indenture contained in the First Supplemental Indenture include the elimination of substantially all the restrictive covenants, certain events of default and certain other provisions. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the First Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 3.03	Material Modification to Rights of Security Holders
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events
     On February 19, 2010, the Company issued a press release, which announced the receipt of the requisite consents with respect to its tender offer and consent solicitation for its 2011 Notes. A copy of the press release regarding this matter is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

4.1
First Supplemental Indenture, dated as of February 19, 2010, to the Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association, formerly First Union National Bank), as trustee.

99.1	Press Release issued by Newfield Exploration Company on February 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: February 19, 2010	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
4.1
First Supplemental Indenture, dated as of February 19, 2010, to the Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association, formerly First Union National Bank), as trustee.

99.1	Press Release issued by Newfield Exploration Company on February 19, 2010

4